Reference Number: FXNEC9154
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2007-S2 Trust, Mortgage Pass-Through Certificates, Series 2007-S2
February 27, 2007

                                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                            383 MADISON AVENUE
                                                                      NEW YORK, NEW YORK 10179
                                                                                  212-272-4009

DATE:                            February 27, 2007

TO:                   U.S. Bank National Association, not in its individual
                      capacity but solely as Trustee for the benefit of RFMSI
                      Series 2007-S2 Trust, Mortgage Pass-Through Certificates,
                      Series 2007-S2
ATTENTION:            Structured Finance - RFMSI 2007-S2
TELEPHONE:            1-651-495-3880
FACSIMILE:            1-651-495-8090

FROM:                            Derivatives Documentation
TELEPHONE:            1-212-272-2711
FACSIMILE:            1-212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):  FXNEC9154

The purpose of this letter  agreement  ("Agreement") is to confirm the terms and conditions of the  Transaction  entered into on the Trade Date specified below (the  "Transaction")  between
Bear Stearns Financial Products Inc. ("BSFP") and U.S. Bank National  Association,  not in its
individual  capacity  but solely as Trustee for the  benefit of RFMSI  Series  2007-S2  Trust,
Mortgage Pass-Through  Certificates,  Series 2007-S2 ("Counterparty").  This Agreement,  which evidences a complete and binding  agreement  between you and us to enter into the  Transaction on the terms set forth below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form
Master  Agreement (as defined below),  as well as a "Schedule" as referred to in the ISDA Form
Master Agreement.

1.    This  Agreement  is  subject  to  and   incorporates  the  2000  ISDA  Definitions  (the
"Definitions"),  as published by the  International  Swaps and Derivatives  Association,  Inc.
("ISDA").  You and we have  agreed  to enter  into this  Agreement  in lieu of  negotiating  a
Schedule to the 1992 ISDA Master Agreement  (Multicurrency--Cross  Border) form (the "ISDA Form
Master  Agreement")  but,  rather,  an ISDA Form Master Agreement shall be deemed to have been executed  by you and us on the date we  entered  into  the  Transaction.  In the  event of any inconsistency  between the provisions of this  Agreement and the  Definitions or the ISDA Form
Master  Agreement,  this Agreement shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions shall have the  meanings  assigned  to them in the Series  Supplement,  dated as of February 1, 2007
(the  "Series  Supplement")  to the  Standard  Terms of the pooling and  servicing  agreement, dated as of November 1, 2006 (the "Standard Terms",  and together with the Series  Supplement, the "Pooling and Servicing  Agreement") among Residential  Funding Mortgage Securities I Inc.,
("RFMSI") as depositor,  Residential  Funding  Company,  LLC, ("RFC") master servicer and U.S.
Bank, National  Association,  as trustee.  Each reference to a "Section" or to a "Section" "of this  Agreement"  will be  construed  as a  reference  to a Section  of the ISDA  Form  Master
Agreement.

2.    The terms of the  particular  Transaction  to which  this  Confirmation  relates  are as follows:

      Type of Transaction:          Rate Cap

      Notional Amount:              With  respect  to any  Calculation  Period,  and the Class
                                    A-6  Certificates,  the lesser,  if any, of (A) the amount set forth for such  period on  Schedule I attached  hereto and (B) the  Certificate  Principal  Balance  of the Class
                                    A-6 Certificates immediately prior to such period.

      Trade Date:                   February 1, 2007

      Effective Date:               March 25, 2007

      Termination Date:             June 25, 2010

      FIXED AMOUNT (PREMIUM):

           Fixed Rate Payer:        Bear,  Stearns & Co. Inc., as  underwriter of the Mortgage
                                    Pass-Through  Certificates,  Series  2007-S2  will pay the
                                    Fixed  Amount  (Premium)  on  behalf  of  the  Trustee  as
                                    Counterparty, for the benefit of the Trust.

           Fixed Rate Payer
           Payment Date:            February 28, 2007

           Fixed Amount:            USD 317,000

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Cap Rate:                5.40000%

           Floating Rate Payer
           Period End Dates:        The 25th  calendar  day of each  month  during the Term of this  Transaction,  commencing  April 25,  2007 and ending on the Termination Date, with No Adjustment.

           Floating Rate Payer
           Payment Dates:           Early  Payment  shall be  applicable.  The  Floating  Rate
                                    Payer Payment  Dates shall be two Business Days  preceding each Floating Rate Payer Period End Date.

           Floating Rate Option:    USD-LIBOR-BBA,  provided,  however,  that if the  Floating
                                    Rate  determined  from such  Floating  Rate Option for any
                                    Calculation  Period  is  greater  than  8.90000%  then the
                                    Floating  Rate  for  such  Calculation   Period  shall  be
                                    deemed to be 8.90000%

           Designated Maturity:     One month

           Floating Rate Day
           Count Fraction:          30/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Business Day Convention:      Following

3.  Additional Provisions:          1) Each party hereto is hereby  advised and  acknowledges
                                    that the other  party has engaged in (or  refrained  from
                                    engaging in) substantial  financial  transactions and has
                                    taken (or refrained from taking) other  material  actions
                                    in  reliance  upon  the  entry  by the  parties  into the
                                    Transaction   being   entered   into  on  the  terms  and
                                    conditions   set  forth  herein  and  in  the   Agreement
                                    relating  to  such  Transaction,   as  applicable.   This
                                    paragraph  (1)  shall be  deemed  repeated  on the  trade
                                    date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  of the  ISDA  Form  Master
Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a)     "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)     "Specified  Transaction" is not applicable to BSFP or to Counterparty for any purpose, and,  accordingly,  Section 5(a)(v) of the ISDA Form Master  Agreement shall not apply to BSFP or Counterparty.

(c)     The "Cross Default"  provisions of Section  5(a)(vi) of the ISDA Form Master Agreement
shall not apply to BSFP or to Counterparty.

(d)     The "Credit Event Upon Merger"  provisions of Section 5(b)(iv) of the ISDA Form Master
Agreement will not apply to BSFP or to Counterparty.

(e)     The "Automatic  Early  Termination"  provision of Section 6(a) of the ISDA Form Master
Agreement will not apply to BSFP or to Counterparty.

(f)     Payments  on Early  Termination.  For the  purpose  of  Section  6(e) of the ISDA Form
Master Agreement:

        (i)    Market Quotation will apply.

        (ii)   The Second Method will apply.

(g)     "Termination Currency" means United States Dollars.

(h)     Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master
Agreement shall not apply to Counterparty  and  Counterparty  shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a)     Payer  Representations.   For  purpose  of  Section  3(e)  of  the  ISDA  Form  Master
        Agreement,  each  of  BSFP  and the  Counterparty  (as  directed  in the  Pooling  and
        Servicing  Agreement and without  independent  investigation)  will make the following representations:  It is not  required  by  any  applicable  law,  as  modified  by the practice of any relevant governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any payment
        (other than  interest  under  Section  2(e),  6(d)(ii) or 6(e) of the ISDA Form Master
        Agreement) to be made by it to the other party under this  Agreement.   In making this
        representation, it may rely on:

(i)     the accuracy of any  representations  made by the other party pursuant to Section 3(f)
                      of the ISDA Form Master Agreement;

(ii)    the  satisfaction  of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of the
                      ISDA Form Master  Agreement  and the accuracy and  effectiveness  of any document  provided  by the other party  pursuant  to Section  4(a)(i) or
                      4(a)(iii) of the ISDA Form Master Agreement; and

(iii)   the  satisfaction of the agreement of the other party contained in Section 4(d) of the
                      ISDA Form Master  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document under Section  4(a)(iii)
                      by reason of material prejudice to its legal or commercial position.

         (b) Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master
        Agreement, each of BSFP and the Counterparty make the following representations.

            The following representation will apply to BSFP:

                      BSFP is a corporation  organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

             The following representation will apply to the Counterparty:

                      U.S. Bank National Association is the Trustee under the Pooling and
                      Servicing Agreement and, it has been directed under the Pooling and
                      Servicing Agreement to enter into this Agreement. U.S. Bank National
                      Association is a U.S. person (as that term is used in Section
                      1.1441-4(a)(3)(ii) of the United States Treasury Regulations).

4)  Limitation  on Events of  Default.  Notwithstanding  the terms of  Sections 5 and 6 of the
ISDA Form Master  Agreement,  if at any time and so long as Counterparty has satisfied in full all its payment  obligations  under Section 2(a)(i) of the ISDA Form Master  Agreement and has
at the time no  future  payment  obligations,  whether  absolute  or  contingent,  under  such
Section,  then unless  BSFP is  required  pursuant  to  appropriate  proceedings  to return to
Counterparty or otherwise  returns to Counterparty  upon demand of Counterparty any portion of any such payment,  (a) the  occurrence of an event  described in Section 5(a) of the ISDA Form
Master  Agreement  with respect to  Counterparty  shall not  constitute an Event of Default or
Potential  Event of Default  with respect to  Counterparty  as  Defaulting  Party and (b) BSFP shall be entitled to designate  an Early  Termination  Date  pursuant to Section 6 of the ISDA
Form Master  Agreement only as a result of the occurrence of a Termination  Event set forth in either Section  5(b)(i) or 5(b)(ii) of the ISDA Form Master  Agreement with respect to BSFP as the Affected  Party,  or Section  5(b)(iii) of the ISDA Form Master  Agreement with respect to
BSFP as the Burdened Party.

5) Documents to be  Delivered.  For the purpose of Section  4(a)(i) and 4(a) (iii) of the ISDA
Form Master Agreement:

(1)     Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSFP and                       Any document  required       Promptly   after  the   earlier   of  (i)
Counterparty                   or          reasonably       reasonable  demand  by  either  party  or
                               requested   to   allow       (ii)  learning that such form or document
                               the  other   party  to       is required
                               make  payments   under
                               this         Agreement
                               without any  deduction
                               or withholding  for or
                               on the  account of any
                               Tax   or   with   such
                               deduction           or
                               withholding    at    a
                               reduced rate

(2) Other documents to be delivered are:
PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO         COVERED BY SECTION 3(D)
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED             REPRESENTATION

BSFP and             Any documents required    Upon the execution and   Yes
Counterparty         by the receiving party    delivery of this
                     to evidence the           Agreement and such
                     authority of the          Confirmation
                     delivering party or its
                     Credit Support Provider,
                     if any, for it to
                     execute and deliver this
                     Agreement, any
                     Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party or its
                     Credit Support Provider
                     to perform its
                     obligations under this
                     Agreement, such
                     Confirmation and/or
                     Credit Support Document,
                     as the case may be

BSFP and             A certificate of an       Upon the execution and   Yes
Counterparty         authorized officer of     delivery of this
                     the party, as to the      Agreement
                     incumbency and
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement.

BSFP                 Legal opinion(s) with     Upon the execution and   No
                     respect to such party     delivery of this
                     and its Credit Support    Agreement and any
                     Provider, if any, for     Confirmation
                     it reasonably
                     satisfactory in form
                     and substance to the
                     other party relating to
                     the enforceability of
                     the party's obligations
                     under this Agreement.

BSFP                 A copy of the most        Promptly after request   Yes
                     recent annual report of   by the other party
                     such party (only if
                     available) and its
                     Credit Support
                     Provider, if any,
                     containing in all cases
                     audited consolidated
                     financial statements
                     for each fiscal year
                     certified by
                     independent certified
                     public accountants and
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States or
                     in the country in which
                     such party is organized
BSFP                 An original properly      (i) upon execution of
                     completed and             this Agreement, (ii)
                     executed United           on or before the first
                     States Internal           payment date under
                     Revenue Service Form      this Agreement,
                     W-9 (or any successor     including any Credit
                     thereto) with respect     Support Document,
                     to any payments           (iii) promptly upon
                     received or to be         the reasonable demand
                     received by BSFP,         by Counterparty, (iv)
                     that eliminates U.S.      prior to the
                     federal withholding       expiration or
                     and backup                obsolescence of any
                     withholding Tax on        previously delivered
                     payments to BSFP          form, and (v) promptly
                     under this Agreement.     upon the information
                                               on any such previously
                                               delivered form
                                               becoming inaccurate or
                                               incorrect.
Counterparty         An original properly      (i) upon execution of
                     completed and             this Agreement or
                     executed United           receipt of the Trust's
                     States Internal           taxpayer
                     Revenue Service Form      identification number,
                     W-9 (or any successor     whichever is the later
                     thereto) with respect     in time, (ii) on or
                     to any payments           before the first
                     received or to be         payment date under
                     received by               this Agreement,
                     Counterparty, that        including any Credit
                     eliminates U.S.           Support Document,
                     federal withholding       (iii) promptly upon
                     and backup                the reasonable demand
                     withholding Tax on        by BSFP, (iv) prior to
                     payments to               the expiration or
                     Counterparty under        obsolescence of any
                     this Agreement.           previously delivered
                                               form, and (v) promptly
                                               upon the information
                                               on any such previously
                                               delivered form
                                               becoming inaccurate or
                                               incorrect.
Counterparty         An executed copy of the   Within 30 days after     No
                     Pooling and Servicing     the date of this
                     Agreement                 Agreement or promptly
                                               upon receipt of an
                                               executed copy of the
                                               Pooling and Servicing
                                               Agreement by the
                                               Trustee. Such delivery
                                               will be satisfied by
                                               posting the Pooling
                                               and Servicing
                                               Agreement on the
                                               Counterparty's
                                               website,
                                               www.usbank.com\mbs.
BSFP                 An executed copy of the   Upon execution o f       No
                     Indemnification           this Agreement.
                     Agreement dated
                     February 27, 2007 among
                     RFMSI, RFC and BSFP.

6)  Miscellaneous. Miscellaneous

(a)     Address  for  Notices:  For the  purposes  of  Section 12(a)  of the ISDA Form  Master
        Agreement:

        Address for notices or communications to BSFP:

               Address:      383 Madison Avenue, New York, New York 10179
               Attention:    DPC Manager - 36th Floor
               Facsimile:    212-272-5823

        with a copy to:

               Address:      One Metrotech Center North, Brooklyn, New York 11201
               Attention:    Derivative Operations - 7th Floor
               Facsimile:    212-272-1634

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:      U.S. Bank National Association
                             60 Livingston Avenue
                             EP-MN-WS3D
                             St. Paul, Minnesota 55107
               Attention:    Structured Finance - RFMSI Series 2007-S2
               Facsimile:    651-495-8090
               Telephone:    651-495-3880

        with a copy to:

               Address:      Residential Funding Corporation
                             8400 Normandale Lake Blvd., Suite 600
                             Minneapolis, MN 55437
               Attention:    Heather Anderson
               Facsimile:    952-838-4669
               Telephone:    952-857-6030

        (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c)     Offices.  The  provisions of Section 10(a) of the ISDA Form Master  Agreement will not apply to this Agreement;  neither BSFP nor Counterparty have any Offices other than as set forth in the Notices  Section and BSFP agrees  that,  for purposes of Section 6(b)
        of the ISDA Form Master  Agreement,  it shall not in future have any Office other than one in the United States.

(d)     Multibranch  Party.  For  the  purpose  of  Section 10(c)  of  the  ISDA  Form  Master
        Agreement:

        BSFP is not a Multibranch Party.

        Counterparty is not a Multibranch Party.

(e)     Calculation  Agent.  The  Calculation  Agent is BSFP;  provided,  however,  that if an
        Event of Default occurs with respect to BSFP, then the Counterparty  shall be entitled to appoint a financial  institution that could qualify as a Reference  Market-maker to act as Calculation Agent.

(f)     Credit Support Document.  Not applicable for either BSFP or Counterparty.

(g)     Credit Support Provider.

        BSFP:  Not Applicable

        Counterparty: Not Applicable

(h)     Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the
        State of New York shall govern their rights and duties in whole without  regard to the conflict  of law  provision  thereof,  other  than New York  General  Obligations  Law
        Sections 5-1401 and 5-1402.

(i)     Non-Petition.  BSFP hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting against or cause any other person to  institute  against  RFMSI Series  2007-S2  Trust or the  Counterparty,  any
        bankruptcy,  reorganization,  arrangement, insolvency, or similar proceeding under the laws of the  United  States,  or any other  jurisdiction  for the  non-payment  of any amount  due  hereunder  or  any  other  reason  until  the  payment  in  full  of  the
        Certificates  and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)     Severability. If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason,  the remaining terms,  provisions, covenants,  and  conditions  hereof shall  continue in full force and effect and shall remain  applicable to all other parties  circumstances  as if this  Agreement had been executed  with  the  invalid  or  unenforceable  portion  eliminated,  so long as this
        Agreement as so modified  continues to express,  without material change, the original intentions of the parties as to the subject  matter of this Agreement and the deletion of such  portion  of this  Agreement  will not  substantially  impair  the  respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to engage in good faith  negotiations  to  replace  any invalid or  unenforceable  term,  provision,  covenant  or  condition  with a valid or enforceable  term,  provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision, covenant or condition.

(k)     Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any time  and from  time to time,  by the  other  party of any and all  communications between  officers or  employees  of the  parties,  waives any  further  notice of such monitoring  or  recording,  and agrees to notify its  officers  and  employees of such monitoring or recording.

(l)     Waiver of Jury Trial.Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings  relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m)     Limited  Set-Off.  The  provisions  for Set-off set forth in Section  6(e) of the ISDA
        Form  Master   Agreement   shall  not  apply  for   purposes  of  this   Transaction.
        Notwithstanding  any  provision  of this  Agreement  or any other  existing  or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between  it and the other  party  hereunder  against  any  obligation between it and the other party under any other agreements.

(n)     This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)     Trustee Liability  Limitations.  It is expressly  understood and agreed by the parties hereto that (a) this  Agreement  is  executed  and  delivered  by U.S.  Bank  National
        Association  ("U.S.  BANK"),  not  individually or personally but solely as Trustee of the Counterparty,  in the exercise of the powers and authority conferred and vested in it, (b) each of the  representations,  undertakings and agreements  herein made on the part of the  Counterparty  is  made  and  intended  not as  personal  representations, undertakings  and  agreements by U.S. BANK but is made and intended for the purpose of binding only the  Counterparty,  (c) nothing  herein  contained  shall be construed as creating any  liability  on U.S.  BANK,  individually  or  personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties hereto, (d) under no circumstances  shall U.S. BANK be personally liable for the  payment of any  indebtedness  or expenses  of the  Counterparty  or be liable  for the  breach or  failure of any  obligation,  representation,  warranty  or covenant  made or  undertaken by the  Counterparty  under this  Agreement or any other related  documents,  and (e) the  Counterparty  has been  directed  in the Pooling and
        Servicing Agreement to enter into this Agreement.

7)  "Affiliate"  will  have the  meaning  specified  in  Section  14 of the ISDA  Form  Master
Agreement,  provided  that BSFP shall not be deemed to have any  Affiliates  for  purposes  of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Additional Termination Events: The following Additional Termination Events will apply:

(a)  Any  Additional  Termination  Event  that  arises  pursuant  to the  terms  of the Reg AB
Agreement  (as  defined in  paragraph  9 below,  under  which BSFP shall be the sole  Affected
Party with respect to such Additional Termination Event).

(b) Cap Disclosure  Event.  If, upon the  occurrence of a Cap Disclosure  Event (as defined in
Paragraph  10(ii)  below),  BSFP has not,  within the greater of (5) five calendar days or (3)
three  Business Days after such Cap  Disclosure  Event complied with any of the provisions set forth in Paragraph  9(iii)  below,  then an Additional  Termination  Event shall have occurred with  respect  to BSFP  and BSFP  shall  be the  sole  Affected  Party  with  respect  to such
Additional Termination Event.

9) Regulation AB Compliance.

(i)     BSFP agrees and  acknowledges  that the RFC and RFMSI are required under Regulation AB under the Securities Act of 1933, as amended (the "Securities  Act"), and the Securities
        Exchange Act of 1934, as amended (the  "Exchange  Act")  ("Regulation  AB"), to disclose certain financial  information  regarding BSFP or its group of affiliated  entities,  if applicable,  depending on the aggregate "significance  percentage" of this Agreement and any other  derivative  contracts  between BSFP or its group of affiliated  entities,  if applicable,  as calculated  from time to time in accordance with Item 1115 of Regulation
        AB.

(ii)    It shall be a cap disclosure  event ("Cap  Disclosure  Event") if, on any Business Day after  the date  hereof,  RFC and RFMSI  requests  from  BSFP the  applicable  financial information  described  in Item 1115 of  Regulation  AB (such  request  to be based on a reasonable  determination  by RFC and RFMSI,  in good faith,  that such  information  is required under Regulation AB) (the "Cap Financial Disclosure").

(iii)   Upon the occurrence of a Cap  Disclosure  Event,  BSFP, at its own expense,  shall (a)
        provide to the RFC and RFMSI the Cap Financial Disclosure,  (b) secure another entity to replace  BSFP  as  party  to this  Agreement  on  terms  substantially  similar  to this
        Agreement and which entity (i) is able to comply with the  requirements  of Item 1115 of
        Regulation AB and (ii) provides indemnity to RFC and RFMSI,  reasonably  satisfactory to
        RFC and RFMSI,  in  relation  to  financial  information  delivered  to comply  with the requirements of Regulation AB or (c) obtain a guaranty of the BSFP's  obligations  under this  Agreement  from an affiliate of the BSFP that is able to comply with the financial information disclosure  requirements of Item 1115 of Regulation AB, such that disclosure
        provided  in  respect  of  the  affiliate  will  satisfy  any  disclosure   requirements
        applicable  to the Cap  Provider,  and cause such  affiliate  to provide  Cap  Financial
        Disclosure.   If permitted by Regulation  AB, any required Cap Financial  Disclosure may be provided by  incorporation  by reference  from reports filed pursuant to the Exchange
        Act.

           Any  such Cap Financial  Disclosure provided pursuant to this paragraph 9 shall be in a form suitable for  conversion to the format  required for filing by RFC and RFMSI with the Securities  and Exchange  Commission  via the  Electronic  Data Gathering  Retrieval
        System (EDGAR).

(iv)    Third Party Beneficiary.  RFC and RFMSI shall be a third party beneficiary of this
Agreement.

11)     Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

        "(g)   Relationship Between Parties.

                      Each  party  represents  to the other  party on each date when it enters into a Transaction that:--

               (1) Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has  made  its own  investment, hedging and trading  decisions based upon its own judgement and upon any advice from such advisors as it has deemed  necessary and not upon any view  expressed by the other party.

               Notwithstanding  the foregoing,  in the case of the  Counterparty,  it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

               (2) Evaluation and Understanding.

               (i)  It has  the  capacity  to  evaluate  (internally  or  through  independent professional  advice) the  Transaction  and has made its own  decision to enter into the Transaction; and

               (ii) It understands  the terms,  conditions and risks of the Transaction and is willing  and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

               (3) Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments,  hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of  Parties.   The other party is not acting as agent,  fiduciary or
               advisor for it in respect of the Transaction."

               (5)  Eligible  Contract   Participant.   It  constitutes  an  "eligible  contract
               participant" as such term is defined in Section 1(a)12 of the Commodity  Exchange
               Act, as amended.

  NEITHER THE BEAR  STEARNS  COMPANIES  INC.  NOR ANY  SUBSIDIARY  OR  AFFILIATE OF THE BEAR
  STEARNS  COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS
  AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
     Settlement Information:              PAYMENTS TO BSFP:
                                          Citibank, N.A., New York
                                          ABA Number: 021-0000-89, for the account of
                                          Bear, Stearns Securities Corp.
                                          Account Number: 0925-3186, for further credit to
                                          Bear Stearns Financial Products Inc.
                                          Sub-account  Number: 102-04654-1-3
                                          Attention: Derivatives Department

                                          PAYMENTS TO COUNTERPARTY:
                                          U.S. Bank National Association
                                          ABA Number: 091000022
                                          Account Number: 1731 0332 2058
                                          Reference: Structured Finance - RFMSI Series
                                          2007-S2
                                          Ref. Acct. No.: 109107000

Counterparty  hereby  agrees to check  this  Confirmation  and to confirm  that the  foregoing correctly  sets forth the terms of the  Transaction by signing in the space provided below and returning  to  BSFP a  facsimile  of the  fully-executed  Confirmation  to  212-272-9857.  For inquiries regarding U.S. Transactions,  please contact DERIVATIVES  DOCUMENTATION by telephone at  212-272-2711.  For  all  other  inquiries  please  contact  DERIVATIVES  DOCUMENTATION  by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:___________________________________
    Name:
    Title:

Counterparty,  acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and confirms the terms of the foregoing as of the Trade Date.

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE FOR FOR
THE BENEFIT OF RFMSI SERIES 2007-S2 TRUST, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
2007-S2

By: ________________________________
    Name:
    Title:

                                       SCHEDULE I
  (all such dates subject to subject to adjustment in accordance with the Business Day
                                      Convention)

                                                                         NOTIONAL AMOUNT
      FROM AND INCLUDING                 TO BUT EXCLUDING                     (USD)
        Effective Date                      4/25/2007                     124,570,117.95
           4/25/2007                        5/25/2007                     123,427,609.40
           5/25/2007                        6/25/2007                     121,997,642.17
           6/25/2007                        7/25/2007                     120,280,779.63
           7/25/2007                        8/25/2007                     118,278,167.72
           8/25/2007                        9/25/2007                     115,991,539.02
           9/25/2007                        10/25/2007                    113,423,214.85
          10/25/2007                        11/25/2007                    110,576,105.54
          11/25/2007                        12/25/2007                    107,453,708.66
          12/25/2007                        1/25/2008                     104,060,105.24
           1/25/2008                        2/25/2008                     100,399,954.04
           2/25/2008                        3/25/2008                     96,478,483.75
           3/25/2008                        4/25/2008                     92,301,483.14
           4/25/2008                        5/25/2008                     87,875,289.20
           5/25/2008                        6/25/2008                     83,206,773.31
           6/25/2008                        7/25/2008                     78,303,325.37
           7/25/2008                        8/25/2008                     75,309,019.39
           8/25/2008                        9/25/2008                     72,192,025.50
           9/25/2008                        10/25/2008                    68,959,782.68
          10/25/2008                        11/25/2008                    65,620,094.02
          11/25/2008                        12/25/2008                    62,181,103.16
          12/25/2008                        1/25/2009                     58,651,269.32
           1/25/2009                        2/25/2009                     55,039,340.76
           2/25/2009                        3/25/2009                     51,354,326.99
           3/25/2009                        4/25/2009                     47,605,469.78
           4/25/2009                        5/25/2009                     43,802,213.03
           5/25/2009                        6/25/2009                     39,954,171.66
           6/25/2009                        7/25/2009                     36,071,099.66
           7/25/2009                        8/25/2009                     32,222,686.90
           8/25/2009                        9/25/2009                     28,468,887.02
           9/25/2009                        10/25/2009                    24,849,548.25
          10/25/2009                        11/25/2009                    21,361,193.90
          11/25/2009                        12/25/2009                    18,000,429.97
          12/25/2009                        1/25/2010                     14,763,943.19
           1/25/2010                        2/25/2010                     11,648,499.19
           2/25/2010                        3/25/2010                      8,650,940.67
           3/25/2010                        4/25/2010                      5,768,185.59
           4/25/2010                        5/25/2010                      2,997,225.46
           5/25/2010                     Termination Date                   335,123.61